DENTSPLY International Inc.
World Headquarters
Susquehanna Commerce Center
221 West Philadelphia Street
York, PA 17405-0872
(717) 849-4465 - Direct

News

For further information contact:

William R. Jellison
Senior Vice President and
Chief Financial Officer
(717) 849-4243	For Immediate Release

DENTSPLY International Inc.
Reports Results for its Fourth Quarter and Full Year 2010

-	Full year net sales were a record $2.221 billion and increased 2.9% or 2.1%, excluding precious metal content
-	Full year Fully Diluted Earnings Per Share on a GAAP basis were $1.82 per share and were a record $1.90 on a non-GAAP fully diluted basis and increased 3.3% for the year

York, PA – February 9, 2011 – DENTSPLY International Inc. (NASDAQ–XRAY) today announced sales and earnings for the three months and year ended December 31, 2010.

Fourth Quarter Results

Net sales in the fourth quarter of 2010 were $568.2 million, essentially the same level as reported in the fourth quarter of 2009.  Net sales, excluding precious metal content, increased 0.3% in total, and 2.5% on a constant currency basis in the fourth quarter of 2010.  However, sales were negatively impacted by foreign exchange translation resulting from a generally stronger U.S. dollar during the quarter when compared to the same period last year.

Net income attributable to DENTSPLY International for the fourth quarter of 2010 was $67.8 million, or $0.47 per diluted share, compared to $74.8 million, or $0.50 per diluted share, in the fourth quarter of 2009.  Net income attributable to DENTSPLY International in the fourth quarter of 2010 included tax adjustments, charges for restructuring and other costs, impacts related to recent acquisitions and investments that on a net basis decreased diluted earnings per share by $0.04. Net income attributable to DENTSPLY International in 2009 included positive tax adjustments, charges for restructuring, costs related to recent acquisitions and other related items that on a net basis increased diluted earnings per share by $0.02.

Adjusted earnings (excluding tax adjustments, charges for restructuring, costs related to recent acquisitions and other related items), which constitute a non-GAAP measure, were $73.7 million, or $0.51 per diluted share, in the fourth quarter of 2010.  This compares to $72.6 million, or $0.48 per diluted share, in the fourth quarter of 2009, or an increase in adjusted earnings per diluted share of 6.3% for the quarter.  A reconciliation of this non-GAAP measure to earnings per share on a GAAP basis is provided in the attached table.

DENTSPLY International Inc.
World Headquarters
Susquehanna Commerce Center
221 West Philadelphia Street
York, PA 17405-0872
(717) 849-4465 - Direct

Full Year Results

Net sales for the full year were $2,221.0 million in 2010, compared to $2,159.4 million in 2009.   Net sales, excluding precious metal content, were $2,031.8 million an increase of 2.1% compared to 2009.  Net sales, excluding precious metal content, increased 2.6% in 2010 in constant currency, including acquisitions. The Company experienced positive constant currency growth for dental consumable products and dental specialty products for the year.

Net income attributable to DENTSPLY International for 2010 was $265.7 million, or $1.82 per diluted share, compared to $274.3 million, or $1.83 per diluted share in 2009. Net income for the full year of 2010 included a net negative impact from tax adjustments, charges for restructuring, costs related to recent acquisitions and other items, which reduced earnings per diluted share by $0.08 and 2009 included tax adjustments, charges for restructuring, costs related to recent acquisitions and other related items that, on a net basis, reduced earnings per diluted share by $0.01 for the year.

For comparability analysis, net income attributable to DENTSPLY International on a non-GAAP basis was $277.9 million or $1.90 per diluted share for 2010.  This compares with $275.7 million, or $1.84 per diluted share, in 2009, an increase of 3.3%.  A reconciliation of this non-GAAP measure to earnings per share on a GAAP basis is provided in the attached table.

2011 Outlook

Bret Wise, Chairman and Chief Executive Officer stated, “Moving into 2011, we are fortunate to have a number of new and exciting product launches planned.  This, along with a gradually improving dental market, should allow us to improve both our growth rates in sales and earnings for the year. We are cautiously optimistic based on this outlook along with the current exchange rates, and are initiating our 2011 earnings guidance in the range of $2.00 to $2.08 per diluted share.”

Additional Information

A conference call has been scheduled for Wednesday, February 9, 2011 at 8:30 a.m. Eastern Time.  A live broadcast is available through Shareholder.com by accessing DENTSPLY’s website at www.dentsply.com.  The Conference ID # is 7647861.  If you would like to participate in this call, dial (888259-8371 (for domestic calls) or (913)312-1448 (for international calls).  An online rebroadcast will be available to the public following the call at the DENTSPLY website: www.dentsply.com.  A replay will also be available for one week following the conference call at (888)203-1112 (for domestic calls) and (719)457-0820 (for international calls), Passcode # 7647861.

DENTSPLY designs, develops, manufactures and markets a broad range of professional dental products including dental implants, endodontic instruments and materials, orthodontic appliances, restorative materials, preventive materials and devices, and prosthetic materials and devices.  The Company distributes its dental products in over 120 countries under some of the most well-established brand names in the industry. DENTSPLY is committed to the development of innovative, high quality, cost-effective new products for the dental market.

DENTSPLY International Inc.
World Headquarters
Susquehanna Commerce Center
221 West Philadelphia Street
York, PA 17405-0872
(717) 849-4465 - Direct

This press release contains forward-looking information (within the meaning of the Private Securities Litigation Reform Act of 1995) regarding future events or the future financial performance of the Company that involve substantial risks and uncertainties.  Actual events or results may differ materially from those in the projections or other forward-looking information set forth herein as a result of certain risk factors. These risk factors include, without limitation; the continued strength of dental markets, the timing, success and market reception for our new and existing products, uncertainty with respect to governmental actions  with respect to dental products, outcome of litigation, continued support of our products by influential dental professionals, and changes in the general economic environment that could affect the business.  Changes in such assumptions or factors could produce significantly different results.  For an additional description of risk factors, please refer to the Company’s most recent Form 10-K and its subsequent periodic reports on Forms 10-Q filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company provided adjusted operating income, adjusted net income attributable to DENTSPLY International and adjusted earnings per diluted share.  These adjusted amounts consist of GAAP amounts excluding (1) restructuring and other costs, (2) acquisition-related charges, (3) loss on derivative at an unconsolidated affiliated company, (4) income tax-related adjustments and (5) credit risk adjustments to outstanding derivatives.  Adjusted earnings per diluted share are calculated by dividing adjusted net income attributable to DENTSPLY International by diluted weighted-average shares outstanding.

The Company also provided an operational tax rate, which is the Company’s effective tax rate, a GAAP measure, adjusted for certain one-time charges.  Adjusted operating income, adjusted net income attributable to DENTSPLY International, adjusted earnings per diluted share and operating tax rate are considered measures not calculated in accordance with GAAP, and therefore are non-GAAP measures.  These non-GAAP measures may differ from those of other companies.

The Company believes that the presentation of adjusted operating income, adjusted net income attributable to DENTSPLY International, adjusted earnings per diluted share and operating tax rate provides important supplemental information to management and investors seeking to understand the Company’s financial condition and results of operations.  The non-GAAP financial information should not be considered in isolation from, or as a substitute for, measures of financial performance prepared in accordance with GAAP.

DENTSPLY International Inc.
World Headquarters
Susquehanna Commerce Center
221 West Philadelphia Street
York, PA 17405-0872
(717) 849-4465 - Direct

DENTSPLY INTERNATIONAL INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,

	2010	2009	2010	2009

Net sales	$568,169	$568,394	$2,221,014	$2,159,378
Net sales, excluding precious metal content	521,256	519,672	2,031,757	1,990,666

Cost of products sold	280,458	285,161	1,090,856	1,053,015

Gross profit	287,711	283,233	1,130,158	1,106,363
% of Net sales	50.6%	49.8%	50.9%	51.2%
% of Net sales, excluding precious metal content	55.2%	54.5%	55.6%	55.6%

Selling, general and
administrative expenses	186,426	178,847	738,901	718,230

Restructuring and other costs	5,723	985	10,984	6,890

Operating income	95,562	103,401	380,273	381,243
% of Net sales	16.8%	18.2%	17.1%	17.7%
% of Net sales, excluding precious metal content	18.3%	19.9%	18.7%	19.2%

Net interest and other expense	4,842	3,976	22,617	17,887

Income before income taxes	90,720	99,425	357,656	363,356

Provision for income taxes	21,640	23,375	89,225	88,944

Equity in net loss attributable
to unconsolidated affilated company	(1,096)	-	(1,096)	-

Net income	67,984	76,050	267,335	274,412
% of Net sales	12.0%	13.4%	12.0%	12.7%
% of Net sales, excluding precious metal content	13.0%	14.6%	13.2%	13.8%

Less: Net income (loss) attributable
to the noncontrolling interests	157	1,216	1,627	154

Net income attributable to DENTSPLY International	$67,827	$74,834	$265,708	$274,258
% of Net sales	11.9%	13.2%	12.0%	12.7%
% of Net sales, excluding precious metal content	13.0%	14.4%	13.1%	13.8%

Earnings per common share:
Basic	$0.48	$0.51	$1.85	$1.85
Dilutive	$0.47	$0.50	$1.82	$1.83

Cash dividends declared per common share	$0.05	$0.05	$0.20	$0.20

Weighted average common share outstanding:
Basic	141,934	147,648	143,980	148,319
Dilutive	143,937	150,218	145,985	150,102

DENTSPLY International Inc.
World Headquarters
Susquehanna Commerce Center
221 West Philadelphia Street
York, PA 17405-0872
(717) 849-4465 - Direct

DENTSPLY INTERNATIONAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	December 31,	December 31,
	2010	2009
Assets

Current Assets:

Cash and cash equivalents	$540,038	$450,348
Accounts and notes receivable-trade, net	344,796	348,684
Inventories, net	308,738	291,640
Prepaid expenses and other current assets	121,473	127,124
Total Current Assets	1,315,045	1,217,796

Property, plant and equipment, net	423,105	439,619
Identifiable intangible assets, net	78,743	89,086
Goodwill, net	1,303,055	1,312,596
Other noncurrent assets, net	138,003	28,835

Total Assets	$3,257,951	$3,087,932

Liabilities and Equity

Current liabilities	$360,091	$444,556
Long-term debt	604,015	387,151
Deferred income taxes	72,489	72,524
Other noncurrent liabilities	311,444	276,743
Total Liabilities	1,348,039	1,180,974

Total DENTSPLY International Equity	1,839,386	1,832,105
Noncontrolling interests	70,526	74,853
Total Equity	1,909,912	1,906,958

Total Liabilities and Equity	$3,257,951	$3,087,932

DENTSPLY International Inc.
World Headquarters
Susquehanna Commerce Center
221 West Philadelphia Street
York, PA 17405-0872
(717) 849-4465 - Direct

DENTSPLY INTERNATIONAL INC.

(In thousands, except per share amounts)

Operating Income Summary:

The following tables present the reconciliation of reported GAAP operating income in total and on a percentage of net sales, excluding precious metal content, to the non-GAAP financial measures.

Three Months Ended December 31, 2010
	Operating	Percentage of Net Sales,
	Income (Loss)	Excluding Precious Metal Content

Operating Income	$95,562	18.3%

Restructuring and Other Costs	5,723	1.1%

Recent Acquisition-Related Activities	454	0.1%

Adjusted Non-GAAP Operating Income	$101,739	19.5%

Three Months Ended December 31, 2009
	Operating	Percentage of Net Sales,
	Income (Loss)	Excluding Precious Metal Content

Operating Income	$103,401	19.9%

Restructuring and Other Costs	985	0.2%

Recent Acquisition-Related Activities	115	0.0%

Adjusted Non-GAAP Operating Income	$104,501	20.1%

DENTSPLY International Inc.
World Headquarters
Susquehanna Commerce Center
221 West Philadelphia Street
York, PA 17405-0872
(717) 849-4465 - Direct

DENTSPLY INTERNATIONAL INC.

(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported GAAP net income attributable to DENTSPLY International and on a per share basis to the non-GAAP financial measures.

Three Months Ended December 31, 2010
	Income	Per Diluted
	(Loss)	Share

Net Income Attributable to DENTSPLY International	$67,827	$0.47

Restructuring and Other Costs, Net of Tax and
Noncontrolling Interests	3,889	0.03

Recent Acquisition-Related Activities, Net of Tax and
Noncontrolling Interests	481	0.00

Income Tax-Related Adjustments	404	0.00

Loss on Derivative at an Unconsolidated
Affilated Company	1,131	0.01

Adjusted Non-GAAP Net Income Attributable
to DENTSPLY International	$73,732	$0.51

Three Months Ended December 31, 2009
	Income	Per Diluted
	(Loss)	Share

Net Income Attributable to DENTSPLY International	$74,834	$0.50

Restructuring and Other Costs, Net of Tax and
Noncontrolling Interests	1,051	0.01

Recent Acquisition-Related Activities, Net of Tax and
Noncontrolling Interests	60	0.00

Income Tax-Related Adjustments	(3,347)	(0.02)

Rounding	-	(0.01)

Adjusted Non-GAAP Net Income Attributable
to DENTSPLY International	$72,598	$0.48

DENTSPLY International Inc.
World Headquarters
Susquehanna Commerce Center
221 West Philadelphia Street
York, PA 17405-0872
(717) 849-4465 - Direct

DENTSPLY INTERNATIONAL INC.

(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported GAAP effective tax rate as a percentage of income before income taxes to the non-GAAP financial measure.

Three Months Ended December 31, 2010
			Percentage
	Income Before Income Taxes	Income Taxes	of Income Before Income Taxes

As Reported - GAAP Operating Results	$90,720	$(21,640)	23.9%

Restructuring and Other Costs	5,723	(1,832)

Recent Acquisition-Related Activities	454	27

Income Tax-Related Adjustments	-	758

As Adjusted - Non-GAAP Operating Results	$96,897	$(22,687)	23.4%

Three Months Ended December 31, 2009			Percentage
	Income Before Income Taxes	Income Taxes	of Income Before Income Taxes

As Reported - GAAP Operating Results	$99,425	$(23,375)	23.5%

Restructuring and Other Costs	985	(262)

Recent Acquisition-Related Activities	115	(15)

Income Tax-Related Adjustments	-	(3,347)

As Adjusted - Non-GAAP Operating Results	$100,525	$(26,999)	26.9%

DENTSPLY International Inc.
World Headquarters
Susquehanna Commerce Center
221 West Philadelphia Street
York, PA 17405-0872
(717) 849-4465 - Direct

DENTSPLY INTERNATIONAL INC.

(In thousands, except per share amounts)

Operating Income Summary:

The following tables present the reconciliation of reported GAAP operating income in total and on a percentage of net sales, excluding precious metal content basis to the non-GAAP financial measures.

Twelve Months Ended December 31, 2010		Percentage
	Operating	of Net Sales,
	Income (Loss)	Excluding Precious Metal Content

Operating Income	$380,273	18.7%

Restructuring and Other Costs	10,984	0.6%

Recent Acquisition-Related Activities	2,686	0.1%

Adjusted Non-GAAP Operating Income	$393,943	19.4%

Twelve Months Ended December 31, 2009		Percentage
	Operating	of Net Sales,
	Income (Loss)	Excluding Precious Metal Content

Operating Income	$381,243	19.2%

Restructuring and Other Costs	6,890	0.3%

Recent Acquisition-Related Activities	4,134	0.2%

Adjusted Non-GAAP Operating Income	$392,267	19.7%

DENTSPLY International Inc.
World Headquarters
Susquehanna Commerce Center
221 West Philadelphia Street
York, PA 17405-0872
(717) 849-4465 - Direct

DENTSPLY INTERNATIONAL INC.

(In thousands, except per share amounts)

Earnings Summary:

The following tables present the reconciliation of reported GAAP net income in total and on a per share basis to the non-GAAP financial measures.

Twelve Months Ended December 31, 2010
	Income	Per Diluted
	(Loss)	Share

Net Income Attributable to DENTSPLY International	$265,708	$1.82

Restructuring and Other Costs, Net of Tax and
Non-Controlling Interests	7,138	0.05

Recent Acquisition-Related Activities, Net of Tax and
Non-Controlling Interests	2,152	0.01

Loss on Derivative at an Unconsolidated
Affilated Company	1,131	0.01

Income Tax-Related Adjustments	1,073	0.01

Credit Risk Adjustment to Outstanding
Derivatives, Net of Tax	732	0.01

Rounding	-	(0.01)

Adjusted Non-GAAP Net Income Attributable
to DENTSPLY International	$277,934	$1.90

Twelve Months Ended December 31, 2009
	Income	Per Diluted
	(Loss)	Share

Net Income Attributable to DENTSPLY International	$274,258	$1.83

Restructuring and Other Costs, Net of Tax and
Non-Controlling Interests	5,075	0.03

Recent Acquisition-Related Activities, Net of Tax and
Non-Controlling Interests	1,830	0.01

Income Tax-Related Adjustments	(5,423)	(0.03)

Adjusted Non-GAAP Net Income Attributable
to DENTSPLY International	$275,740	$1.84

DENTSPLY International Inc.
World Headquarters
Susquehanna Commerce Center
221 West Philadelphia Street
York, PA 17405-0872
(717) 849-4465 - Direct

DENTSPLY INTERNATIONAL INC.

(In thousands)

Operating Tax Rate Summary:

The following tables present the reconciliation of reported GAAP effective tax rate as a percentage of income before income taxes to the non-GAAP financial measure.

Twelve Months Ended December 31, 2010

			Percentage
	Income Before Income Taxes	Income Taxes	of Income Before Income Taxes

As Reported - GAAP Operating Results	$357,656	$(89,225)	24.9%

Restructuring and Other Costs	10,984	(3,737)

Recent Acquisition-Related Activities	2,686	(534)

Credit Risk Adjustment to Outstanding Derivatives	1,192	(460)

Income Tax-Related Adjustments	-	1,427

As Adjusted - Non-GAAP Operating Results	$372,518	$(92,529)	24.8%

Twelve Months Ended December 31, 2009			Percentage
	Income Before Income Taxes	Income Taxes	of Income Before Income Taxes

As Reported - GAAP Operating Results	$363,356	$(88,944)	24.5%

Restructuring and Other Costs	6,890	(2,268)

Recent Acquisition-Related Activities	4,134	(1,085)

Income Tax-Related Adjustments	-	(5,423)

As Adjusted - Non-GAAP Operating Results	$374,380	$(97,720)	26.1%